AFL-CIO Housing Investment Trust in Missouri

In Missouri the AFL-CIO Housing Investment Trust has committed over $442 million to twenty-seven projects, listed below. The projects represent 4,001 housing units. The total development cost of these projects is over $756 million and represents an estimated 5,040 union construction jobs.

Project Name	Location	Total Units	Commitment	Total Devel. Cost
Fairview Glade	Independence	120	$3,600,000	$3,960,000
Quality Hill	Kansas City	84	1,524,000	1,676,400
Summit Nursing Home	Kansas City	60	1,890,000	2,079,000
Fox Hill Apartments	St. Charles	160	5,108,400	5,619,240
Alpha Terrace Apartments	St. Louis	150	7,850,000	14,794,454
Continental Life Building	St. Louis	107	11,893,300	20,055,759
Dutch Town Care Facility	St. Louis	120	4,275,000	5,029,412
Forest Park Apartments	St. Louis	113	11,750,000	28,100,000
Garden Villas South	St. Louis	150	11,600,000	12,760,000
Gatesworth Apartments	St. Louis	38	34,195,000	36,208,000
Hampden Hall	St. Louis	76	3,600,000	3,731,875
Jeff Vander Lou	St. Louis	54	801,000	881,100
Lofts at Lafayette Square	St. Louis	110	7,418,000	16,700,000
Majestic Stove Lofts	St. Louis	120	10,440,000	23,300,000
Park Chase	St. Louis	477	42,136,800	46,818,667
Park Pacific Apartments	St. Louis	230	63,131,600	98,318,292
Park Shore Assisted Living	St. Louis	45	3,992,400	4,696,941
Paul Brown Lofts	St. Louis	222	28,900,000	51,500,000
Pet Building Apartments	St. Louis	118	26,236,100	40,740,793
Soulard Market Apartments	St. Louis	132	18,424,200	29,700,000
The Gatesworth	St. Louis	221	21,600,000	23,760,000
The Laurel	St. Louis	205	44,952,400	175,000,000
University Village Apartments	St. Louis	242	31,000,000	55,495,822
Villages of Lake Chesterfield	St. Louis	276	21,801,000	24,223,333
McCormack House	St. Louis	96	1,452,000	6,280,121
Westminster III	St. Louis	54	927,000	1,019,700
One McKnight Place	University City	221	21,621,300	23,783,430
TOTAL		**4,001**	**$442,119,500**	**$756,232,339**

Gatesworth Apartments
St. Louis

Forest Park Apartments
St. Louis

Pet Building Apartments
St. Louis

Majestic Stove Lofts
St. Louis

The Laurel
St. Louis

June 2010

HIT Commits Over $100 Million in St. Louis in First Quarter 2010

The HIT is helping St. Louis realize its plans for a $400 million redevelopment of the central business district by providing financing for two cornerstones of that plan. The first project is the Park Pacific (above right), the $98 million redevelopment of the former Missouri Pacific/Union Pacific headquarters building, for which the HIT committed $63 million in January.  With its investment in a Ginnie Mae security, the HIT will help finance the adaptive re-use of this historic, 24-story building as a mixed-use residential development. The project will feature 230 market-rate residential units as well as retail and office space and a new parking facility.  The substantial rehabilitation work is expected to create more than 650 union construction jobs.

In March the HIT issued its commitment for the Laurel (lower right), a mixed-use project involving the adaptive re-use of the historic Dillard’s department store.  The project has a total development cost of $175 million, representing more than 670 union jobs.  To provide financing for the Laurel’s 205-unit residential component, the HIT committed $45 million for the purchase of a Ginnie Mae security.

The Park Pacific and the Laurel are key elements of the city’s largest investment in revitalization in 30 years (see map). Across the street from the Laurel, the redevelopment of One City Center and St. Louis Center are part of this renewal effort.  The HIT’s two latest projects are part of a long history of HIT investments in St. Louis.  Over the years, the HIT has committed more than $430 million to 24 projects in the St. Louis area to generate an estimated 4,760 union jobs.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT’s prospectus.  To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust
 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
www.aflcio-hit.com
 (202) 331-8055
Paul Sommers, Midwest Regional Director
(937) 604-9681
psommers@aflcio-hit.com
Prepared July 6, 2010